                                                                    Exhibit 99.3

                             SCHOOL SPECIALTY, INC.
                     PRO FORMA COMBINED FINANCIAL STATEMENTS
                                   (UNAUDITED)

The unaudited pro forma combined financial statements give effect to all acquisitions completed through September 14, 1998, the refinancing of all amounts that were payable to U.S. Office Products Company, and the distribution of 12,187,723 shares of School Specialty Common Stock to the former stockholders of U.S. Office Products Company which was completed in June, 1998 (the "Distribution"). The pro forma offering adjustments further adjust such pro forma combined financial statements to give effect to the June, 1998 stock offering of 2,125,000 shares and the sale of 250,000 shares of Common Stock to School Specialty, Inc. executives (collectively the "Offering") and the use of the proceeds therefrom to repay debt.

The unaudited pro forma combined balance sheet as of July 25, 1998 gives effect to the business acquired by the Company after July 25, 1998, as if the transaction had occurred as of the Company's most recent balance sheet date, July 25, 1998.

The unaudited pro forma combined statement of income for the fiscal year ended April 25, 1998 gives effect to (i) the acquisitions completed during fiscal 1998 in business combinations accounted for under the purchase method of accounting, including Sax Arts & Crafts, Inc., American Academic, and five other individually insignificant companies (the "Fiscal 1998 Purchase Acquisitions");
(ii) the acquisition of Hammond and Stephens, which was effective as of June 30, 1998, in a business combination accounted for under the purchase method of accounting (the "First Quarter Fiscal 1999 Purchase Acquisition"); (iii) the acquisition of National School Supply ("Beckley Cardy"), which was effective as of August 1, 1998, in a business combination accounted for under the purchase method of accounting (the "Second Quarter Fiscal 1999 Purchase Acquisition");
(iv) the refinancing of all amounts payable to U.S. Office Products Company; (v) the Distribution; and (vi) the Offering, as if all such transactions had occurred on April 27, 1997.

The unaudited pro forma combined statement of income for the fiscal year ended April 25, 1998 includes (i) the audited financial information of the Company for the fiscal year ended April 25, 1998; (ii) the unaudited financial information of the Fiscal 1998 Purchase Acquisitions for the period from April 27, 1997 through their respective acquisition dates; (iii) the unaudited financial information of the First Quarter Fiscal 1999 Purchase Acquisition for the period from April 27, 1997 through April 25, 1998; and (iv) the unaudited financial information of the Second Quarter Fiscal 1999 Purchase Acquisition for the period from April 27, 1997 through April 25, 1998.

The unaudited pro forma combined statement of income for the three months ended July 25, 1998 gives effect to (i) the First Quarter Fiscal 1999 Purchase Acquisition; (ii) the Second Quarter Fiscal 1999 Purchase Acquisition; (iii) the refinancing of all amounts payable to U.S. Office Products Company; (iv) the Distribution; and (v) the Offering, as if all such transactions had occurred on April 26, 1998.

The unaudited pro forma combined statement of income for the three months ended July 25, 1998 includes (i) the unaudited financial information of the Company for the three months ended July 25, 1998; (ii) the unaudited financial information of the First Quarter Fiscal 1999 Purchase Acquisition for the period from April 26, 1998 through its acquisition date; and (iii) the unaudited financial information of the Second Quarter Fiscal 1999 Purchase Acquisition for the period from April 26, 1998 through July 25, 1998.

The unaudited pro forma adjustments are based upon preliminary estimates, available information and certain assumptions that management deems appropriate. The unaudited pro forma combined financial data presented herein does not purport to represent what the Company's financial position or results of operations would have been had the transactions which are the subject of pro forma adjustments occurred on those dates, as assumed, and are not necessarily representative of the Company's financial position or results of operations in any future period. The pro forma combined financial statements should be read in conjunction with the other financial statements and notes thereto included elsewhere in this Current Report on Form 8-K and in the Company's Annual Report on Form 10-K for the fiscal year ended April 25, 1998.

                             SCHOOL SPECIALTY, INC.
                        PRO FORMA COMBINED BALANCE SHEET

                                  July 25, 1998
                                 (In Thousands)
                                   (Unaudited)

                                                                           National
                                                       School               School          Pro Forma         Proforma
                                                      Specialty, Inc.       Supply         Adjustments         Combined
                                                    ------------------    ------------    -------------      --------------

                                                         ASSETS
Current assets:

      Cash and cash equivalents .................... $                      $               $                   $
      Accounts receivable ..........................        92,632             43,157                            135,789
      Inventories ..................................        56,092             25,294         (3,794) (a)         77,592
      Prepaid expenses and other current assets ....        12,435              3,502                             15,937
                                                      -------------  -----------------      -------------      ----------
           Total current assets ....................       161,159             71,953         (3,794)            229,318

Property and equipment, net ........................        23,316             18,216         (1,500) (a)         40,032
Intangible assets, net .............................       112,450             12,757         63,547  (a)        188,754
Deferred income tax asset ..........................                                           6,191  (a)          6,191
Other assets .......................................           109                                                   109
                                                      -------------  -----------------      -------------      ----------

           Total assets ............................     $ 297,034           $102,926       $ 64,444           $ 464,404
                                                      -------------  -----------------      -------------      ----------
                                                      -------------  -----------------      -------------      ----------

                                                        LIABILITIES AND STOCKHOLDERS' EQUITY

Current liabilities:

      Short-term debt ..............................         $ 244       $                 $                       $ 244
      Accounts payable .............................        42,636             23,420                             66,056
      Accrued compensation .........................         4,772                             1,500  (a)          6,272
      Other accrued liabilities ....................        15,327              4,719            500  (a)         20,546
                                                   ---------------     --------------     ----------------     ----------
           Total current liabilities ...............        62,979             28,139          2,000              93,118
Long-term debt .....................................           287                                                   287
Long-term debt to bank .............................        77,600             57,456         80,287  (a)        215,343
Deferred income tax liability ......................           512                 28           (540) (a)
                                                   ---------------     --------------     ----------------    -----------
           Total liabilities .......................       141,378             85,623         81,747             308,748

Stockholders' equity:

      Common stock .................................            15                 51            (51) (a)             15
      Capital paid in excess of par value ..........       147,495             45,690        (45,690) (a)        147,495
      Retained earnings ............................         8,146            (28,438)        28,438  (a)          8,146
                                                   ---------------     --------------     ----------------      ----------
           Total stockholders' equity ..............       155,656             17,303        (17,303)            155,656
                                                   ---------------     --------------     ----------------      -----------

           Total liabilities and stockholders'
             equity ................................     $ 297,034           $102,926       $ 64,444           $ 464,404
                                                   ---------------     --------------     ----------------      -----------
                                                   ---------------     --------------     ----------------      -----------


       See accompanying notes to pro forma combined financial statements.

                             SCHOOL SPECIALTY, INC.
                     PRO FORMA COMBINED STATEMENT OF INCOME
                    FOR THE THREE MONTHS ENDED JULY 25, 1998
                    (In Thousands, Except Per Share Amounts)

                                   (Unaudited)

                                                                                                   Pro forma              Pro
                                                              National                   Pro       Spin Off &            Forma
                                   School         Hammond &    School    Pro forma      Forma      Offering             Combined
                                 Specialty, Inc.   Stephens     Supply    Adjustments   Combined   Adjustments          As Adjusted
                                ---------------   ---------   ---------  ------------   --------   -----------         ------------
Revenues .......................   $ 126,657      $ 2,380    $ 53,690                   $182,727                      $ 182,727
Cost of revenues ...............      82,615        1,181      36,122                    119,918                        119,918
                                ------------      -------   ---------    -----------    --------    ----------       -----------
       Gross profit ............      44,042        1,199      17,568                     62,809                         62,809
Selling, general and
   administrative expenses .....      28,927          476      12,567                     41,970        24  (b)          41,994
Amortization ...................         715                      381        143  (c)      1,239                          1,239
Non-recurring charges ..........       1,074                                               1,074                          1,074
Restructuring costs ............                                  127                        127                            127
                                ------------      -------   ---------    -----------    --------    ----------       -----------
       Operating income ........      13,326          723       4,493       (143)         18,399       (24)              18,375

Other (income) expense:

       Interest expense ........       1,173                    1,265      1,492  (d)      3,930      (343) (f)           3,587
       Other ...................                      (15)        235                        220                            220
                                ------------      -------   ---------    -----------    --------    ----------       -----------

Income (loss) before provision
       for income taxes ........      12,153          738       2,993     (1,635)         14,249       319               14,568
Provision for income taxes .....       5,591                        4      1,387  (e)      6,982       128  (e)           7,110
                                ------------      -------   ---------    -----------    --------    ----------       -----------

Net (loss) income ..............     $ 6,562        $ 738     $ 2,989   $ (3,022)        $ 7,267     $ 191              $ 7,458
                                ------------      -------   ---------    -----------    --------    ----------       -----------
                                ------------      -------   ---------    -----------    --------    ----------       -----------

Weighted average shares:

       Basic ...................      14,728                                             14,728                         15,929 (g)
       Diluted .................      14,848                                             14,848                         16,049 (g)
Net income per share:

       Basic ...................      $ 0.45                                             $ 0.49                         $ 0.47
       Diluted .................      $ 0.44                                             $ 0.49                         $ 0.46


       See accompanying notes to pro forma combined financials statements.

                             SCHOOL SPECIALTY, INC.
                     PRO FORMA COMBINED STATEMENT OF INCOME
                   FOR THE TWELVE MONTHS ENDED APRIL 25, 1998
                    (In Thousands, Except Per Share Amounts)

                                   (Unaudited)

                                                                                                         Individually
                                                                                                        Insignificant
                                                                                          National       Fiscal 1998
                                  School         Sax Arts      American     Hammond &     School          Purchase     Pro forma
                               Specialty, Inc.   & Crafts      Academic      Stephens     Supply        Acquisitions   Adjustments
                               --------------    --------      --------     ---------     -------       ------------  -------------

Revenues ........................  $ 310,455      $ 5,421       $ 36,423       $ 9,028     $176,774          $ 28,943
Cost of revenues ................    219,313        3,467         26,203         4,386      121,161            21,314
                                   ---------     --------      ---------     ---------    ---------      -------------  ------------
      Gross profit ..............     91,142        1,954         10,220         4,642       55,613             7,629
Selling, general and
      administrative expenses ...     69,342        1,451          6,968         2,555       49,403             6,425
Amortization ....................      2,061                                                  1,533                       1,222  (c)
Restructuring costs .............      3,491                                                  1,198
                                   ---------     --------      ---------     ---------    ---------      -------------  ------------
      Operating income ..........     16,248          503          3,252         2,087        3,479             1,204    (1,222)

Other (income) expense:

      Interest expense ..........      5,505           18            441                      5,047                38     6,742  (d)
      Interest income ...........       (132)          (3)                        (154)                            (4)      293  (d)
      Other .....................        156                          24                                           57
                                   ---------     --------      ---------     ---------    ---------      -------------  ------------

Income (loss) before provision
       for income taxes .........     10,719          488          2,787         2,241       (1,568)            1,113    (8,257)
Provision for income taxes ......      5,480          189            892                         18               141    (1,379) (e)
                                   ---------     --------      ---------     ---------    ---------      -------------  ------------

Net (loss) income ...............    $ 5,239        $ 299        $ 1,895       $ 2,241     $ (1,586)            $ 972  $ (6,878)
                                   ---------     --------      ---------     ---------    ---------      -------------  ------------
                                   ---------     --------      ---------     ---------    ---------      -------------  ------------

Weighted average shares:

      Basic .....................     13,284
      Diluted ...................     13,547
Net income per share:

      Basic .....................     $ 0.40
      Diluted ...................     $ 0.39





                                                           Pro forma      Pro
                                           Pro              Spin Off &    Forma
                                           Forma           Offering       Combined
                                           Combined        Adjustments    As Adjusted
                                           ----------    --------------  --------------

Revenues ........................            $567,044                        $ 567,044
Cost of revenues ................             395,844                          395,844
                                            ---------     --------------   -----------
      Gross profit ..............             171,200                          171,200
Selling, general and
      administrative expenses ...             136,144             295  (b)     136,439
Amortization ....................               4,816                            4,816
Restructuring costs .............               4,689                            4,689
                                            ---------     --------------   -----------
      Operating income ..........              25,551            (295)          25,256

Other (income) expense:

      Interest expense ..........              17,791          (2,455) (f)      15,336
      Interest income ...........
      Other .....................                 237                              237
                                            ---------     --------------   -----------

Income (loss) before provision
       for income taxes .........               7,523           2,160            9,683
Provision for income taxes ......               5,341             864  (e)       6,205
Net (loss) income ...............             $ 2,182         $ 1,296          $ 3,478
                                            ---------     --------------   -----------
                                            ---------     --------------   -----------
Weighted average shares:

      Basic .....................              13,284                           15,659 (g)
      Diluted ...................              13,547                           15,922 (g)
Net income per share:

      Basic .....................              $ 0.16                           $ 0.22
      Diluted ...................              $ 0.16                           $ 0.22




       See accompanying notes to pro forma combined financials statements.

                             SCHOOL SPECIALTY, INC.
                NOTES TO PRO FORMA COMBINED FINANCIAL STATEMENTS

                                   (Unaudited)
                    (Dollars and Share Amounts in Thousands)

UNAUDITED PRO FORMA COMBINED BALANCE SHEET ADJUSTMENTS

a) Adjustment to reflect purchase price adjustments associated with acquisition of National School Supply for approximately $77,661 of cash and assumed debt of $60,082. The portion of the consideration assigned to goodwill (approximately $76,000) in the transaction accounted for under the purchase method represents the excess of the cost over the fair market value of the net assets acquired. The pro forma adjustment of goodwill represents the difference between the calculated goodwill and the existing National School Supply net intangibles asset balance as of April 30, 1998. The Company amortizes goodwill over a period of 40 years. The recoverability of the unamortized goodwill will be assessed on an ongoing basis by comparing anticipated undiscounted future cash flows from operations to net book value.


UNAUDITED PRO FORMA COMBINED STATEMENT OF INCOME ADJUSTMENTS

b) Adjustment to reflect additional corporate overhead expenses to be incurred as a stand-alone, publicly traded entity, rather than as a division of U.S. Office Products.

c) Adjustment to reflect the increase in amortization expense relating to goodwill recorded in purchase accounting related to the Fiscal 1998 and Fiscal 1999 Purchase Acquisitions for the periods prior to the respective dates of acquisition. The Company has recorded goodwill amortization in the historical financial statements from the respective dates of acquisition forward. The goodwill is being amortized over an estimated life of 40 years.

d) Adjustment to reflect the increase in interest expense. Interest expense is being calculated on the average pro forma debt outstanding during the applicable periods at a weighted average interest rate of approximately 7.5%. The adjustment also reflects a reduction in interest income to zero as the Company generally expects to use available cash to repay debt. Pro forma interest expense will fluctuate $216 on an annual basis for each 0.125% change in interest rates.

e) Adjustment to calculate the provision for income taxes on the pro forma combined and pro forma combined as adjusted results. The difference between the pro forma combined and pro forma combined as adjusted effective tax rates of 71% and 64%, respectively, and the statutory tax rate of 35% for the fiscal year ended April 25, 1998, relates primarily to non-deductible goodwill, restructuring costs and state income taxes. The difference between the pro forma combined and pro forma combined as adjusted effective tax rate of 49%, and the statutory tax rate of 35% for the fiscal year ended July 25, 1998, relates primarily to non-deductible goodwill and state income taxes.

f) Adjustment to reflect a decrease in interest expense as a result of the utilization of the net proceeds from the Offering and sale of shares to executive management of $32,736 to repay long-term debt at an annual interest rate of 7.5%.

g) The weighted average shares outstanding used to calculate pro forma combined as adjusted earnings per share is calculated based upon the weighted average shares of the Company, adjusted to reflect the shares sold in the Offering, as if the Offering had occurred on April 27, 1997.